                      SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C. 20549


                          --------------------------


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 7, 1997
                                                        ---------------

                               Weeks Corporation
                               -----------------
            (Exact name of registrant as specified in its charter)


           Georgia                   011-13254                58-1525322
------------------------------  ---------------------  -------------------------
(State or other jurisdiction        (Commission              (IRS Employer
of incorporation)                   File Number)          Identification No.)


      4497 Park Drive, Norcross, Georgia                       30093
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   (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code  (770) 923-4076
                                                    --------------
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Item 5.  Other Events

         Weeks Corporation (the "Registrant") is filing this Current Report on Form 8-K so as to file with the Securities and Exchange Commission certain items that are to be incorporated by reference into certain Registration Statements of the Registrant filed under the Securities Act of 1933, as amended.


Item 7.  Financial Statements and Exhibits.

        (c)   Exhibits.

              1.1 Underwriting Agreement among the Registrant, Weeks Realty, L.P. and the Underwriters named therein dated as of October 7, 1997

              1.2 Pricing Agreement among the Registrant, Weeks Realty, L.P. and the Underwriters named therein dated as of October 7, 1997

              3.1 Form of Articles of Amendment of Restated Articles of Incorporation of the Registrant

              4.1 Form of Certificate of the Registrant' s 8.00% Series A Cumulative Redeemable Preferred Stock

              5.1 Opinion of King & Spalding regarding legality of issuance of 6,000,000 Shares of Preferred Stock

              10.1 Form of Fifth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Weeks Realty, L.P.

              23.1           Consent of Arthur Andersen LLP

              23.2           Consent of Arthur Andersen LLP

              23.3           Consent of Arthur Andersen LLP

              23.4           Consent of King & Spalding (included as part of
                             Exhibit 5.1 hereto)


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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        WEEKS CORPORATION
                                        (Registrant)



Date: October 9, 1997                   By:/s/ David P. Stockert
                                           -------------------------------------
                                           David P. Stockert
                                           Senior Vice President and
                                           Chief Financial Officer



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                                 EXHIBIT INDEX


1.1 Underwriting Agreement among the Registrant, Weeks Realty, L.P. and the Underwriters named therein dated as of October 7, 1997

1.2 Pricing Agreement among the Registrant, Weeks Realty, L.P. and the Underwriters named therein dated as of October 7, 1997

3.1 Form of Articles of Amendment of Restated Articles of Incorporation of the Registrant

4.1 Form of Certificate of the Registrant' s 8.00% Series A Cumulative Redeemable Preferred Stock

5.1 Opinion of King & Spalding regarding legality of issuance of 6,000,000 Shares of Preferred Stock

10.1 Form of Fifth Amendment to the Second Amended and Restated Agreement of Limited Partnership of Weeks Realty, L.P.

23.1      Consent of Arthur Andersen LLP

23.2      Consent of Arthur Andersen LLP

23.3      Consent of Arthur Andersen LLP

23.4      Consent of King & Spalding (included as part of Exhibit 5.1 hereto)


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